                           EXHIBIT 24

                        POWER OF ATTORNEY


     The undersigned, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), hereby appoints Bernard Marcus and Ronald M. Brill, jointly and severally, the true and lawful attorneys of the undersigned, each with the full power of substitution and resolution, to execute in his name, place and stead in his capacity as an officer and/or director of the Company, a Registration Statement under the Securities Act of 1933, on Form S-8 relating to shares of the Company's Common Stock, $.05 par value, to be issued in connection with stock options granted or to be granted pursuant to the Company's Non-U.S. Employee Stock Purchase Plan, any amendments to such Registration Statement (including post-effective amendments) and all instruments necessary or incidental in connection herewith, and to file or cause to be filed such Registration Statement, amendments, and other instruments with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 21st day of April, 1995.

                                /s/ Colonel Frank Borman
                                --------------------------------
                                (Colonel Frank Borman)

                         ACKNOWLEDGMENT

     BEFORE me, this 21st day of April, 1995, came Colonel Frank
Borman, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.



                                   /s/ Patricia M. Frietze
                                   -----------------------------
                                   (Patricia M. Frietze)

                                   Notary Public

                                   State of  New Mexico

                                   My Commission Expires:

                                   November 22, 1995

                        POWER OF ATTORNEY


     The undersigned, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), hereby appoints Bernard Marcus and Ronald M. Brill, jointly and severally, the true and lawful attorneys of the undersigned, each with the full power of substitution and resolution, to execute in his name, place and stead in his capacity as an officer and/or director of the Company, a Registration Statement under the Securities Act of 1933, on Form S-8 relating to shares of the Company's Common Stock, $.05 par value, to be issued in connection with stock options granted or to be granted pursuant to the Company's Non-U.S. Employee Stock Purchase Plan, any amendments to such Registration Statement (including post-effective amendments) and all instruments necessary or incidental in connection herewith, and to file or cause to be filed such Registration Statement, amendments, and other instruments with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 24th day of April, 1995.

                                         /s/ James W. Inglis
                                        ------------------------
                                        (James W. Inglis)

                         ACKNOWLEDGMENT

     BEFORE me, this 24th day of April, 1995, came James W.
Inglis, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.



                                   /s/ Margie Bidwell
                                   -----------------------------
                                   (Margie Bidwell)

                                   Notary Public

                                   State of Georgia

                                   My Commission Expires:

                                   April 14, 1998

                        POWER OF ATTORNEY


     The undersigned, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), hereby appoints Bernard Marcus and Ronald M. Brill, jointly and severally, the true and lawful attorneys of the undersigned, each with the full power of substitution and resolution, to execute in her name, place and stead in her capacity as an officer and/or director of the Company, a Registration Statement under the Securities Act of 1933, on Form S-8 relating to shares of the Company's Common Stock, $.05 par value, to be issued in connection with stock options granted or to be granted pursuant to the Company's Non-U.S. Employee Stock Purchase Plan, any amendments to such Registration Statement (including post-effective amendments) and all instruments necessary or incidental in connection herewith, and to file or cause to be filed such Registration Statement, amendments, and other instruments with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 24th day of April, 1995.



                                        /s/ M. Faye Wilson
                                        ------------------------
                                        (M. Faye Wilson)

                         ACKNOWLEDGMENT

     BEFORE me, this 24th day of  April, 1995, came  M. Faye
Wilson, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as her true act and deed.



                                   /s/ Mary M. Stellar
                                   -----------------------------
                                   (Mary M. Stellar)

                                   Notary Public

                                   State of California

                                   My Commission Expires:

                                   July 14, 1995